UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2010

MOUNT KNOWLEDGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52664	98-0371433
(State or other jurisdiction of	(Commission File Number)	IRS Employer Identification No.)
incorporation or
organization)

39555 Orchard Hill Place, Suite 600 PMB 6096, Novi, Michigan, 48375
(Address of principal executive offices)

888-682-3038
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

On January 5, 2011, Mount Knowledge Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) concerning, in part, the acquisition of Language Key Asia Ltd., a British Virgin Islands Corporation. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements Item 9.01 of the Original Form 8-K to include the historical financial statements of Language Key Asia Ltd. as of December 31, 2010 and December 31, 2009 and the unaudited pro forma financial information giving effect to the acquisition, each as required by Item 9.01 of Form 8-K. Except as disclosed in this Amendment, the Company has not otherwise modified the disclosures presented in the Original 8-K. This Amendment should be read in conjunction with the Original 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The audited balance sheets of Language Key Asia Ltd. as of December 31, 2010 and December 31, 2009, and the related statements of income, stockholder’s equity and cash flows for the fiscal years ended December 31, 2010 and December 31, 2009 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma balance sheet as of October 31, 2010 and the unaudited pro forma statements of income for the for the fiscal year ended October 31, 2010 for Mount Knowledge Holdings, Inc. are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K/A:

Exhibit
Number		Description
10.1		Amendment No. 2 to the Definitive Agreement [incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on January 5, 2011].
10.2		Subscription Agreement [incorporated by reference to Exhibit 10.2 to the Company’s Form 8- K filed with the Securities and Exchange Commission on January 5, 2011].
10.3		Share Exchange Agreement [incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed with the Securities and Exchange Commission on January 5, 2011].
10.4		Promissory Note [incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed with the Securities and Exchange commission on January 5, 2011].
10.5		Licensing Agreement [incorporated by reference to Exhibit 10.5 to the Company’s Form 8-K filed with the Securities and Exchange commission on January 5, 2011].
99.1		Press Release [furnished by reference to Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on January 5, 2011].
99.2	*	Audited Financial Statements for the years ended December 31, 2010 and 2009 for Language Key Training Ltd.
99.3	*	Unaudited Pro Forma Financial Information of Mount Knowledge Holdings, Inc. and its subsidiaries.

	*	Filed electronically herewith

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K/A contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the Acquired Entities, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2011

MOUNT KNOWLEDGE HOLDINGS, INC.

By:	/s/ Daniel A. Carr
Daniel A. Carr
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and
Director

EXHIBIT INDEX

Exhibit
Number		Description
10.1		Amendment No. 2 to the Definitive Agreement [incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on January 5, 2011].
10.2		Subscription Agreement [incorporated by reference to Exhibit 10.2 to the Company’s Form 8- K filed with the Securities and Exchange Commission on January 5, 2011].
10.3		Share Exchange Agreement [incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed with the Securities and Exchange Commission on January 5, 2011].
10.4		Promissory Note [incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed with the Securities and Exchange commission on January 5, 2011].
10.5		Licensing Agreement [incorporated by reference to Exhibit 10.5 to the Company’s Form 8-K filed with the Securities and Exchange commission on January 5, 2011].
99.1		Press Release [furnished by reference to Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on January 5, 2011].
99.2	*	Audited Financial Statements for the years ended December 31, 2010 and 2009 for Language Key Training Ltd.
99.3	*	Unaudited Pro Forma Financial Information of Mount Knowledge Holdings, Inc. and its subsidiaries.

	*	Filed electronically herewith